HUTTIG BUILDING PRODUCTS

HUTTIG
BUILDING PRODUCTS
TYPAR HouseWrap
Masonite
TimberTech
Less Work. More Life.
rdi
THERMA TRU DOORS
HB&G
HUTTIGRIP FASTENERS

HBP
LISTED
NYSE

One Truck. Many Brands. One Solution. One Truck. Many Brands. One Solution. Huttig Huttig Conference Presentation Conference Presentation November 2007 November 2007 Exhibit 99.1

2 2
Forward-Looking Statements
Forward-Looking Statements
•
With the exception of historical information, the matters disclosed in this presentation are forward-looking statements.
•
Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-
looking statements.  Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange
Commission, including its 2006 Form 10-K.
•
These forward-looking statements represent the Company’s
judgment as of the date of this presentation.  The Company
disclaims any intent or obligation to update these forward-looking statements.

One Truck. Many Brands. One Solution. One Truck. Many Brands. One Solution. Overview Overview

4 4
Who We Are
Who We Are
•
One of the largest national distributors of millwork, and the only national distributor that sells millwork, specialty building products and wood products
•
Products offered used for new residential construction and home improvement, remodeling and repair
•
Sell to pro dealers who service pro builders, remodeling contractors and DIY customers
•
Over 100,000 SKUs
•
Cover over 80% of the nation’s 2006 housing starts
•
122 years old
•
Publicly traded company -21 million shares outstanding
•
FY06 sales $1.1 billion
•
Strong balance sheet

5 5
Where We Fit In
Where We Fit In
Two-Step Advantage
•
Many products don’t lend themselves to direct distribution
•
Two-step provides value-added services, economies of scale, reduced logistics costs for many products
Building
Products
Manufacturers
Two-Step
Distributors
One-Step
Pro Dealers
Professional
Home Builders /
Remodelers
Huttig plays a key role in moving products on just in time basis

1998
1999
2000
2001
2002
2003
2004
2005
2006

HBP
LISTED
NYSE

6 6
Industry Growth Trends –
Industry Growth Trends –
Top 150
Top 150
$39.4
$46.4
$45.2
$43.0
$46.7
$49.8
$59.4
$61.8
$60.9
Two-Step Distribution Sales (
Two-Step Distribution Sales ($ in Billions)
$ in Billions)
* Source: Home Channel News – July 2007

7 7
Huttig Sales by Product Lines –
Huttig Sales by Product Lines –
Nine Months Ending
Nine Months Ending
Sept. '06
General
Building
Products
32%
Millwork
53%
Wood
Products
15%
Sept. '07
Wood
Products
14%
Millwork
49%
General
Building
Products
37%

8 8
Product Category –
Product Category –
Millwork
Millwork
49% or $345 million YTD Sept. 2007
•Doors
•Windows
•Columns
•Moulding
•Stair Parts
Millwork
Doors
•
Pre-hanging of doors.
•
Largest US wholesaler of pre-hung
doors
Value-Added Services

9 9
Product Category –
Product Category –
Building Materials
Building Materials
37% or $256 million YTD Sept. 2007
•
Composite Decking
•
Housewrap/Weatherization
•
Connectors
•
Fasteners
•
Roofing Products
•
Insulation
•
Siding
Building Materials
Job packaging opportunities
•
Ability to bundle building materials
with millwork and wood products to
provide a broader portfolio of
products
Value-Added Services

10 10
Product Category –
Product Category –
Wood Products
Wood Products
14% or $94 million in YTD Sept. 2007
•
Engineered Wood
•
Panels
•
Lumber
Wood Products
Engineered Wood
•
Code compliance and pre-cut
services
•
Pre-packaged floor systems
Value-Added Services

11 11
Primary Huttig Competition
Primary Huttig Competition
Company Market Company Market Company Market
National National National
Northeast National National
Reeb Millwork Northeast National National
Northwest
Northwest National National
BMD West National Regional and
local
Midwest Regional and
local
Midwest
Midwest
Local
*  Primarily Andersen Windows and Therma Tru Doors
Millwork Building Materials Wood Products
PrimeSource
Building Products
Andersen
Logistics*
Brockway Smith
BlueLinx
Weyerhaeuser
Boise
Universal Forest
Products
Milliken Millwork
Local competitors
Wausau Supply
Regional and
local competitors
BlueLinx
Weyerhaeuser
Boise
Universal Forest
Products
Regional and
local competitors
Parkside Plunkett-
Webster
OrePac Building
Products

One Truck. Many Brands. One Solution. One Truck. Many Brands. One Solution. Our Strategies Our Strategies

13 13
The Challenge Today
The Challenge Today
•
Starts have fallen dramatically
–
New housing starts 2005 – 2.1 million
–
New housing starts 2006 – 1.8 million
–
Current outlook YE 2007 – 1.1 million
–
Housing inventory overhang expected to continue well into 2008
•
Diminished credit availability
–
Sub-prime loans
–
Interest only/adjustable mortgage loan resets
–
Home foreclosures
–
Mortgage lender liquidity
–
Housing prices

Joint Center for Housing Studies of Harvard University
07
THE STATE OF THE
NATION'S
HOUSING

HBP
LISTED
NYSE

14 14
The Opportunity Tomorrow
The Opportunity Tomorrow
•
Demand for 19.5 million new
housing units expected during
period of 2005 – 2014
–
Immigration
–
Acceleration of household
formation
–
Baby boomer 2nd homes
–
Aging housing stock
•
Continued consolidation among
manufacturers, distributors, pro
dealers, pro builders

15 15
Our Value Proposition
Our Value Proposition
•
National Footprint, National Brands,
National Accounts, Consistently High
Service Levels
•
National Footprint
–
Touch 80% of the national housing starts
•
National Accounts / Vendor Strategy
–
The only national wholesaler of millwork
and building products
–
Strategy to service a growing number of
national pro dealers serving national
builders
–
Best brands in the industry
•
Service Proposition
–
Largest producer of pre-hung doors to the
pro-channel
–
Transaction cost reductions
–
Breadth and depth of SKUs

Auburn, WA
Tigard, OR
Medford, OR
Sacramento, CA
Fresno, CA
Rancho Cucamonga, CA
Phoenix, AZ
Albuquerque, NM
Anchorage, AK
Kansas City, MO
Springfield, MO
Dallas, TX
Elkhart, IN
Indianapolis, IN
Cape Girardeau, MO
Nashville, TN
Jackson, TN
Atlanta, GA
Jackson, MS
Columbus, OH
Greensburg, PA
Lancaster, PA
Wilkes-Barre, PA
Selkirk, NY
Augusta, M
Saco, ME
Hooksett, NH
Taunton, MA
Newington, CT
Bridgeville, DE
Fredericksburg, VA
Rocky Mount, NC
Greenville, SC
Macon, GA
Jacksonville, FL
Davenport, FL
Riviera Beach, FL
Fort Myers, FL

HBP LISTED NYSE

16 16 Huttig National Branch Network – Huttig National Branch Network – National Footprint National Footprint

HUTTIGRIP FASTENERS

TimberTech
Less Work. More Life.

THERMA TRU DOORS

LP BUILDING PRODUCTS

CertainTeed

OWENS CORNING

HB&G

Masonite

HUTTIG Windows

SIMPSON Strong-Tie CONNECTORS

Simpson MASTERMARK
HANDCRAFTED DOORS FOR AMERICA'S FINE HOMES

GRACE Construction Products

TYPAR Weather Protection System

James Hardie Siding Products

woodgrain millwork

L.J. Smith Stair Systems

Rosboro

HBP LISTED NYSE

HUTTIG

17 17 Huttig Has Brands Pro Dealers Want Huttig Has Brands Pro Dealers Want

THERMA-TRU
New Technology Old Traditional Style
HB&G

HBP
LISTED
NYSE
HUTTIG

18 18
National Vendor Strategy
National Vendor Strategy
•
National footprint and
access to the largest
dealers in the space
provides a real value to
manufacturers
•
National distribution rights
to most popular brands in
key categories
•
Provides benefits to both
manufacturers and
customers
•
Enables Huttig to
increase sales to national,
regional and local
accounts

19 19
National Accounts Strategy
National Accounts Strategy
•
Consolidation continues
to drive this important
customer base
•
Leverage national
footprint and national
brands to continue
penetration
•
Our national pre-hung
door capabilities provides
unique opportunity
•
Consistent service levels
and pricing adds value
•
Accounts for 37% of total
revenue today

The Contractor Yard

Lanoga Corporation

STOCK
Building
Supply
12
©CharlyRacingWest.com

LMC

NENAP, INC.
121 Executive Drive, New Windsor, New York 12553

HD SUPPLY

84 LUMBER

STOCK Building Supply

Builders FirstSource

Do it Best

BMC WEST
BUILDING MATERIALS

HBP
LISTED
NYSE
HUTTIG

20 20 Key National Account Customers Key National Account Customers Huttig’s National Account Sales 12% CAGR 2002-2006 Huttig’s National Account Sales 12% CAGR 2002-2006

21 21
Acquisitions
Acquisitions
•
Objectives
–
New geographic locations
–
Expand share and leverage
in existing markets
–
12-15% ROI
•
Smaller Firms
–
Excellent acquisition
opportunities
–
44% market share
–
Mostly family-owned
Two-Step Building Products
Two-Step Building Products
Distribution Market*
Distribution Market*
129 Smaller
Firms
$20 Billion
Top 10
Distributors
(includes Huttig)
$25 Billion
* Source: HCN Top 150 Distributor Scorecard July 2007. Excludes retailers and buying groups such as LMC, Do It Best, True Value, ACE
Hardware and ENAP

One Truck. Many Brands. One Solution. One Truck. Many Brands. One Solution. Financial Overview Financial Overview

23 23
Financial Objectives
Financial Objectives
•
Goal of generating 5% operating
margin
•
P&L managers in every branch
•
Significantly reduced cost
structure
•
Decentralized organizational
structure/culture to drive
performance at the local trading
area
•
Focus on generating cash, and
working capital management
•
Pay off debt

24 24
Pro-Active Steps Already Taken
Pro-Active Steps Already Taken
•
2006 / 2007 restructuring program
expected to generate $30+ million in
annual expense savings
–
Closed, consolidated or sold 9
underperforming locations
–
Reduced workforce by nearly 25%
–
Eliminated costly Oracle ERP project
–
Entered into a new $160 million credit
facility
–
Streamlined management structure
–
Reduced inventory $27 million or 22%,
from September 30, 2006
•
Continue to examine and position the
company to survive the downturn and
thrive once the market begins to
rebound

25 25
Nine Months 2007 Results –
Nine Months 2007 Results –
Compared to Prior Year
Compared to Prior Year
Key Points (excluding charges)
•
Sales off 21% (National accounts off 17%)
•
Housing starts off 24%
•
Gross profit margin maintained at same level as prior year
•
Operating expenses down $20.6 million
•
Generated $3.6 million in cash from operating activities, compared to cash used of $27.3 million last year
As
Reported Adjusted
As
Reported Adjusted
Net sales 694.9 $      694.9 $      871.6 $      871.6 $
Gross margin 130.9         1.0                 131.9         161.0         4.9             165.9
Operating expenses 132.3         (2.7)                129.6         162.5         (12.3)          150.2
Gain on disposal of capital asset (1.5)            1.5                 -              -              -              -
Operating profit (loss) 0.1             2.2                 2.3             (1.5)            17.2           15.7
Gross margin 18.8% 19.0% 18.5% 19.0%
Operating expenses margin 19.0% 18.7% 18.6% 17.2%
Operating profit (loss) margin 0.0% 0.3% -0.2% 1.8%
Charges/Gain
Nine Months Ended
September 30, 2007
Nine Months Ended
September 30, 2006
Charges

26 26
Strong Balance Sheet to Pursue Growth
Strong Balance Sheet to Pursue Growth
•
Strong current ratio
•
$160 million credit facility
provides increased availability
and flexibility
–
$71 million of excess availability
at September 30, 2007
•
$5.24 per share in book value
•
Debt to cap (net of cash) of 24%
At 09/30/07 ($ in Millions)
$258.0 Total Liabilities &
Shareholders’ Equity
$109.8 Total Shareholders’ Equity
$50.1 Long-Term Liabilities
$98.1 Current Liabilities
$258.0 Total Assets
$26.9 Other
$27.5 PPE
$203.6 Current Assets

27 27
Outlook
Outlook
•
FY07 – FY08 Goals
–
Continue to examine all areas of cost structure
–
Expand market share
–
Increase sales to national accounts
–
Expand national vendor programs
–
Improve operational discipline
–
Focus on cash and working capital management
–
Continue to strengthen balance sheet
–
Position the company to capture growth
Long Term Objective
•
5% operating margin

28 28
Conclusion
Conclusion
•
Mid- to long-term housing
forecast is strong – demand
for almost 2 million units/year
•
No significant national
competition in millwork –
accounts for almost 50% of
sales, requires value added
services
•
National footprint along with national vendor strategy uniquely positions Huttig to capitalize on continued consolidation of national pro dealers and pro builders
•
Financial flexibility from strong balance sheet and $160 million credit facility enables Huttig to capitalize on value added growth and acquisition opportunities

29 29
Investor Contacts
Investor Contacts
Steven Anreder (Steven.Anreder@Anreder.com)
Gary Fishman (Gary.Fishman@Anreder.com)
Anreder & Company
Phone: 212.532.3232
Investor
Relations
Agency
Ken Young, Treasurer
Huttig Building Products, Inc.
555 Maryville University Drive
St. Louis, MO  63141
Phone:  314.216.2648
Email:  kyoung@huttig.com
Huttig

One Truck. Many Brands. One Solution. One Truck. Many Brands. One Solution. Huttig Huttig Conference Presentation Conference Presentation November 2007 November 2007